Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Star Gas Partners, L.P. (the “Partnership”) and Star Gas Finance Company on Form 10-Q for the quarterly period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard F. Ambury, Chief Financial Officer of the Partnership and Star Gas Finance Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership and Star Gas Finance Company.

STAR GAS PARTNERS, L.P.
STAR GAS FINANCE COMPANY
By: STAR GAS LLC (General Partner)

May 5, 2005	By:	/s/ Richard F. Ambury
Richard F. Ambury
Chief Financial Officer
Star Gas Partners, L.P.
Star Gas Finance Company